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                                                                     EXHIBIT 24

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                                    POWER OF ATTORNEY
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                                       UNOVA, INC.
                           REGISTRATION STATEMENT ON FORM S-8
                                1999 STOCK INCENTIVE PLAN


Each of the undersigned Directors and/or Officers of UNOVA, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Alton J. Brann, Norman L. Roberts, and Virginia S. Young, or any one of them, the true and lawful attorneys-in-fact of such Director and/or Officer, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and execute any and all instruments which the said attorneys may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 4,500,000 shares of UNOVA, Inc. Common Stock ($.01 par value) which may be issued under the terms of the UNOVA, Inc. 1999 Stock Incentive Plan, as amended from time to time, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his or her capacity as Director and/or Officer of the Company to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statement, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; and each of the undersigned hereby ratifies and confirms all that the said attorneys, or any of them, has done, shall do, or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 26th day of May, 1999.


                                             /s/ Orion L. Hoch
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Paul Bancroft, III                           Orion L. Hoch


/s/ Alton J. Brann                           /s/ Steven B. Sample
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Alton J. Brann                               Steven B. Sample


/s/ Joseph T. Casey
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Joseph T. Casey                              William D. Walsh


                                             /s/ Michael E. Keane
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William C. Edwards                           Michael E. Keane


/s/ Stephen E. Frank                         /s/ Charles A. Cusumano
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Stephen E. Frank                             Charles A. Cusumano


/s/ Claire W. Gargalli
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Claire W. Gargalli